UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 27, 2012

AMERICAN REALTY CAPITAL TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	333- 145949	71-1036989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 27, 2012, American Realty Capital Trust, Inc. (the “Company”) announced that it plans to issue its first quarter financial results on Monday, May 7, 2012 and host its first quarter conference call and webcast on Tuesday, May 8, 2012 at 12:00 p.m. Eastern Time. The call will be conducted by William M. Kahane, the Company’s Chief Executive Officer and Brian D. Jones, the Company’s Chief Financial Officer.

A copy of the press release announcing the conference call for the Company’s first quarter financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release dated April 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN REALTY CAPITAL TRUST, INC.

April 27, 2012	By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	Chief Executive Officer and President